                                                                  Exhibit 10.18

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS AS PROVIDED IN THIS WARRANT

No. of Shares:  50,000                                     Warrant No. _______
Original Issue Date:  May 14, 1999


                                     WARRANT
                     To Purchase Shares of Common Stock of
                                  LABONE, INC.


                  This certifies that, for value received, STC TECHNOLOGIES, INC. ("STC") is entitled to purchase from LABONE, INC., a Delaware corporation, from time to time prior to the Expiration Date in accordance with the terms and conditions hereof, up to 50,000 shares of Common Stock of the Company at a Purchase Price per share set forth below. The number of shares of Common Stock purchasable hereunder and the Purchase Price therefor are subject to adjustment as hereinafter set forth in Section 6.

     1. Certain Definitions. For all purposes of this Warrant the following terms shall have the meanings indicated:

                  (a) "Common Stock" shall mean the Company's presently authorized shares of Common Stock, par value $ .01 per share, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (b) "Company" shall mean LABONE, INC., a Delaware corporation, and any company which shall succeed to, or assume, the obligations of said corporation hereunder.

                  (c) "Expiration Date" shall mean 12:01 o'clock a.m. Central Daylight Time on July 13, 2001, which is eight (8) calendar quarters plus sixty
(60) days after the date hereof.

                  (d) "Purchase Price" or "Purchase Price per share" shall mean the purchase price per Warrant Share (as defined below), which shall equal $.01.

                  (e) "Warrantholder" or "Registered Holder" shall mean STC, or its registered transferee.

                  (f) "Warrant" shall mean this Warrant and all Warrants issued in exchange therefor or replacement thereof.

                  (g) "Warrant Shares" shall mean the shares of Common Stock purchasable by the Registered Holder upon the exercise of this Warrant pursuant to Section 2 hereof, as adjusted from time to time pursuant to Section 6 hereof.

                  All  terms  used in this  Warrant  which  are not  defined  in
Section 1 have the meanings respectively set forth therefor elsewhere in this Warrant.

         2.       Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, this Warrant may be exercised only on or after the date which is one year from the Original Issue Date of this Warrant, and prior to the Expiration Date.

                  (b) In order to exercise this Warrant in whole or in part, the Registered Holder shall complete the "Notice of Intention to Exercise Warrant" attached hereto (the "Notice Form"), and deliver to the Corporate Secretary of the Company at the Company's office located at 10310 West 84th Terrace, Lenexa, Kansas 66214 (or such other office or agency of the Company as the Company may designate by notice in writing to the Registered Holder) either

(i) this Warrant, the Notice Form completed to reflect an exercise for cash and either cash, a cashier's check payable to the order of the Company or a wire transfer of funds in an amount equal to the then aggregate Purchase Price of the Warrant Shares being purchased, or

(ii) this Warrant, the Notice Form completed to reflect a cashless exercise without any payment of cash, cashier's check or wire-transferred funds, in which case the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

                                    X =       Y(A-B)
                                              ------
                                                A

         Where:
               X = the number of shares of Common Stock to be issued. Y = the number of Warrant Shares exercised by Warrantholder. A = the fair market value of one share of Common Stock.
               B = Purchase Price per share.

                  As used in this section, the fair market value of the Common Stock shall mean, with respect to each share of Common Stock, the average of the closing prices of the Company's Common stock sold on all securities exchanges on which the Common Stock may at the time be listed (including, for this purpose, the NASDAQ National Market), or, if at any time the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 4:00 p.m., New York City time, or, if at any time the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked price in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case on the day on which the Notice of Exercise is received or if no sales of the Common Stock have occurred on date, on the next preceding date on which there were such sales. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the fair market value of the Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (who is not a current employee or director) for a share of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company.

In no event may the Warrantholder exercise the Warrant with respect to more than 50,000 shares of Common Stock in the aggregate, subject to adjustment as provided in this Warrant.

         3. Delivery of Stock Certificate, Etc. Upon Exercise. As soon as practicable after exercise of this Warrant and, in any event, within ten (10) days after each such exercise, the Company shall cause to be issued and delivered to the Registered Holder (a) a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Notice Form, all of which shares shall be duly authorized and validly issued, fully paid and nonassessable, (b) cash in lieu of any fractional share based upon the fair market value of a share of Common Stock, as determined by the Company and (c) any other securities or property (including cash) to which such Registered Holder is entitled upon such exercise pursuant to the terms of this Warrant. Each stock certificate representing shares of Common Stock so issued and delivered shall be registered in the name of the Registered Holder or, subject to the provisions of Sections 4 and 5 hereof, such other name as shall be designated by the Registered Holder. Such certificate or certificates shall be deemed to have been issued and the Warrantholder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock only as of the date the certificate representing such shares is issued by the Company.

         4.       Ownership and Transfer of Warrant and Warrant Shares.

                  (a) Registered Holder. The Company may deem and treat the Registered Holder of this Warrant as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes, notwithstanding any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 4.

                  (b) Transfer. This Warrant and all rights hereunder are transferable in whole or in part upon the surrender of this Warrant with a properly executed assignment at the principal office of the Company; provided, however, that this Warrant and Warrantholder's rights thereunder are in all respects subject to all provisions of Section 5, including but not limited to the requirement in Section 5(c).

                  (c) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, together with a properly endorsed Assignment, and subject to the provisions of this Warrant including all provisions of Section 5, including but not limited to the requirement in Section 5(c), the Company at its expense shall issue to or on the order of the Registered Holder a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares of Common Stock issuable upon exercise hereof.

         5.       Compliance with Securities Laws.

                  (a) Accredited Investor. By acceptance of this Warrant, the Registered Holder represents and warrants that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Registered Holder being a corporation with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Warrant or the Warrant Shares.

                  (b) Investment Intent. By acceptance of this Warrant, the Registered Holder represents and warrants that it is acquiring this Warrant and any Warrant Shares for its own account and for the purpose of investment and not with a view to the sale or distribution thereof. The Registered Holder understands that this Warrant and the Warrant Shares that may be issued upon exercise of this Warrant will not have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the Company being under no obligation to effect such registration) and that this Warrant and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from registration as provided herein.

                  (c) Limitation on Transfer. By acceptance of this Warrant, the Registered Holder represents, covenants, and agrees that it will not sell or otherwise dispose of this Warrant or of the Warrant Shares in the absence of (i) registration under the Securities Act and applicable state securities laws or
(ii) an opinion acceptable in form and substance to the Company from counsel reasonably satisfactory to the Company, or an opinion of counsel to the Company, to the effect that no registration is required for such disposition.

                  (d) Restrictive Legend. Each Warrant shall bear on the face thereof a legend substantially in the form of the notice set forth on the first page of this Warrant. Upon exercise of any part of the Warrant and the issuance of any Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and the certificates representing such Warrant Shares shall have stamped or imprinted thereon or affixed thereto a legend to the following effect:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred or otherwise disposed of in the absence of registration under such laws or an opinion in form and substance acceptable to the Company from counsel reasonably satisfactory to the Company to the effect that no such registration is required.

However, if the Company receives an opinion acceptable in form and substance to the Company from counsel reasonably satisfactory to the Company, or an opinion of counsel to the Company, to the effect that any stop transfer order or legends may be removed without violation of applicable law, then the Company shall instruct its transfer agent to remove any such stop transfer order and such legends.

                  (e) State Securities Laws. This Warrant has been offered to and accepted by the Registered Holder at its principal executive office in the Commonwealth of Pennsylvania and has not been offered to the Registered Holder in any other State.

         6. Adjustments to the Purchase Price and Number of Warrant Shares.

                  (a) Subdivision of Stock, etc. In the event of a stock dividend or other distribution payable in Common Stock or other securities convertible into or exchangeable for shares of Common Stock, or any stock split or subdivision of Common Stock into a greater number of shares, the number of Warrant Shares subject to the Warrant immediately prior to such event shall be proportionately increased and the Purchase Price in effect immediately prior to such event shall be proportionately reduced, and in the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of Warrant Shares subject to the Warrant immediately prior to such combination shall be proportionately reduced and the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                  (b) Reorganization,  Consolidation,  Merger, etc. In the event that the Company shall (a) effect a reorganization or recapitalization pursuant to which all of the outstanding shares of Common Stock are converted into or exchanged for other securities or property (including cash), (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person in such a way that holders of Common Stock shall be entitled to receive securities or property (including cash) with respect to or in exchange for Common Stock; then, in each such case, the Warrantholder, upon the exercise hereof as provided in Section 2 at any time after the consummation of such reorganization or recapitalization, consolidation, merger or sale of assets, as the case may be, shall be entitled to receive (and the Company shall be required to deliver), in lieu of the Warrant Shares issuable upon such exercise the securities and property (including cash) to which the Warrant holder would have been entitled upon such consummation, if such Warrantholder had so exercised this Warrant immediately prior thereto. The above provision shall apply to successive reorganizations, recapitalizations, consolidations, mergers or transfers described therein.

         7.       Notice of Record Date, Etc.  In the event of

                  (a) any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (excluding any cash dividend payable out of earnings or earned surplus of the Company), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each event the Company shall cause to be mailed to the Warrantholder a notice containing a brief description of the proposed action and stating the date on which either a record is to be taken for the purpose of such dividend, distribution or rights, or the date upon which such transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or a favorable vote of stockholders, if either is required. Such notice shall be mailed to the Warrantholder at least ten (10) days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

         8. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise then in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         9. Reservation of Warrant Shares. During the term of this Warrant, the Company shall at all times reserve and keep available from its authorized but unissued or treasury shares such number of shares of its Common Stock as shall be issuable upon exercise of the Warrant.

         10. Notices. Any notice or other document required or permitted to be given or delivered to the Registered Holder shall be delivered at, or sent by certified or registered mail to the Registered Holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants.

         11. No Rights as Stockholder. This Warrant shall not entitle the Registered Holder to any voting or other rights as a stockholder of the Company.

         12. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of such loss, theft or destruction, upon delivery of an indemnity bond reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         13. Law Governing. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (excluding the choice of law provisions thereof).

         14. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, this Warrant is executed effective as of the day and year first above written.

                                       LABONE, INC.



                                        By:
                                           W. Thomas Grant II
                                           Its Chairman of the Board, President,
                                           and Chief Executive Officer

                  NOTICE OF INTENTION TO EXERCISE WARRANT ____


         The undersigned hereby notifies LabOne, Inc. that he has elected to exercise its right under the within Warrant to purchase ________ shares of Common Stock, and, if "Cash Exercise" is checked below, has effected a wire transfer to LabOne, Inc. or enclosed herewith cash or a cashier's check payable to LabOne, Inc. in the total amount of $_________ in payment of the Purchase Price for such shares. The certificate(s) representing the shares of Common Stock being purchased should be delivered in the denominations and to the persons described below:

                                                                    No. of
         Name                        Address                        Shares
         ----                        -------                        ------







Check one of the following:
_____ Cash Exercise
_____ Cashless Exercise


STC TECHNOLOGIES, INC.


Date:                                         By:
     ---------------------------                 ----------------------------
                                                 (Signature)


                                                 ----------------------------
                                                 (Print Name)


                                                 ---------------------------
                                                 (Title)